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                                                                 Exhibit 10.8(b)

                      SECOND AMENDMENT TO CREDIT AGREEMENT

     THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this "Second Amendment"), dated as of February 3, 2006, is entered into among W-H ENERGY SERVICES, INC., a Texas corporation (the "Borrower"), each Subsidiary Guarantor, the lenders listed on the signature pages hereof as Lenders (the "Lenders"), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Swing Line Lender and Issuer.

                                   BACKGROUND

     A. The Borrower, the Lenders and the Administrative Agent are parties to that certain Credit Agreement, dated as of June 30, 2004, as amended by that certain First Amendment to Credit Agreement, dated as of May 5, 2005 (the "Credit Agreement"). The terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement.

     B. The Borrower has requested an amendment to the Credit Agreement with respect to Capital Expenditures.

     C. The Lenders and the Administrative Agent hereby agree to amend the Credit Agreement, subject to the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the Borrower, the Subsidiary Guarantors, the Lenders and the Administrative Agent covenant and agree as follows:

     1. AMENDMENTS.

     (a) Section 7.2.7 of the Credit Agreement is hereby amended to read as follows:

          Section 7.2.7 Capital Expenditures, etc. The Borrower will not, and will not permit any of its Subsidiaries to, make or commit to make Capital Expenditures in Fiscal Year 2006 or in any Fiscal Year thereafter in excess of $150,000,000 in aggregate amount.

     (b) Exhibit F, the Compliance Certificate, is hereby amended to be in the form of Exhibit F hereto.

     2. REPRESENTATIONS AND WARRANTIES TRUE; NO EVENT OF DEFAULT. By its execution and delivery hereof, the Borrower represents and warrants that, as of the date hereof:

     (a) the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the date hereof as made on and as of such date (unless stated to relate solely to an earlier date, in which case such


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representations and warranties shall be true and correct in all material respects as of such earlier date);

     (b) no event has occurred and is continuing which constitutes a Default or an Event of Default;

     (c) (i) the Borrower has full power and authority to execute and deliver this Second Amendment, (ii) this Second Amendment has been duly executed and delivered by the Borrower, and (iii) this Second Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms, except as enforceability may be limited by applicable Debtor Relief Laws and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and except as rights to indemnity may be limited by federal or state securities laws;

     (d) neither the execution, delivery and performance of this Second Amendment, or the Credit Agreement, as amended hereby, nor the consummation of any transactions contemplated herein or therein, will conflict with or contravene (i) any Organizational Document of the Borrower, (ii) any law or governmental regulation or court decree or order binding on or affecting the Borrower that could reasonably be expected to have a Material Adverse Effect, or
(iii) any indenture, agreement or other instrument to which the Borrower or any of its property is subject, that could reasonably be expected to have a Material Adverse Effect; and

     (e) no authorization, approval, consent, or other action by, notice to, or filing with, any governmental authority or other Person not previously obtained or made is required for the (i) due execution, delivery or performance by the Borrower of this Second Amendment, or (ii) the acknowledgment by any Subsidiary Guarantor of this Second Amendment.

     3. CONDITIONS TO EFFECTIVENESS. This Second Amendment shall be effective upon satisfaction or completion of the following (for the avoidance of doubt, the Borrower shall comply with Section 7.2.7 of the Credit Agreement without giving effect to this Second Amendment for the 2005 Fiscal Year):

     (a) the Administrative Agent shall have received counterparts of this Second Amendment executed by Lenders comprising the Required Lenders;

     (b) the Administrative Agent shall have received counterparts of this Second Amendment executed by the Borrower and acknowledged by each Subsidiary Guarantor; and

     (c) the Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent and its counsel, such other documents, certificates and instruments as the Administrative Agent shall require.


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     4. REFERENCE TO THE CREDIT AGREEMENT.

     (a) Upon the effectiveness of this Second Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", or words of like import shall mean and be a reference to the Credit Agreement, as affected and amended hereby.

     (b) The Credit Agreement, as amended by the amendments referred to above, shall remain in full force and effect and is hereby ratified and confirmed.

     5. COSTS, EXPENSES AND TAXES. The Borrower agrees to pay on demand all out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Second Amendment and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto).

     6. SUBSIDIARY GUARANTOR'S ACKNOWLEDGMENT. By signing below, each Subsidiary Guarantor (a) acknowledges, consents and agrees to the execution, delivery and performance by the Borrower of this Second Amendment, (b) acknowledges and agrees that its obligations in respect of its Subsidiary Guaranty are not released, diminished, waived, modified, impaired or affected in any manner by this Second Amendment or any of the provisions contemplated herein, (c) ratifies and confirms its obligations under its Subsidiary Guaranty, and (d) acknowledges and agrees that it has no claims or offsets against, or defenses or counterclaims to, its Subsidiary Guaranty.

     7. EXECUTION IN COUNTERPARTS. This Second Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. For purposes of this Second Amendment, a counterpart hereof (or signature page thereto) signed and transmitted by any Person party hereto to the Administrative Agent (or its counsel) by facsimile machine, telecopier or electronic mail is to be treated as an original. The signature of such Person thereon, for purposes hereof, is to be considered as an original signature, and the counterpart (or signature page thereto) so transmitted is to be considered to have the same binding effect as an original signature on an original document.

     8. GOVERNING LAW; BINDING EFFECT. This Second Amendment shall be governed by and construed in accordance with the internal laws of the State of Texas, provided that each party shall retain all rights arising under federal law, and shall be binding upon the parties hereto and their respective successors and assigns.

     9. HEADINGS. Section headings in this Second Amendment are included herein for convenience of reference only and shall not constitute a part of this Second Amendment for any other purpose.

     10. ENTIRE AGREEMENT. THE CREDIT AGREEMENT, AS AMENDED BY THIS SECOND AMENDMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE


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CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL
AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                   REMAINDER OF PAGE LEFT INTENTIONALLY BLANK


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     IN WITNESS WHEREOF, this Second Amendment is executed as of the date first set forth above.

                                        W-H ENERGY SERVICES, INC.


                                        By: /s/ Jeffrey L. Tepera
                                            ------------------------------------
                                        Name: Jeffrey L. Tepera
                                        Title: Vice President and
                                               Chief Financial Officer


                                        WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                        as  Administrative  Agent,  as Swing
                                        Line Lender, as Issuer and as Lender


                                        By: /s/ Eric R. Hollingsworth
                                            ------------------------------------
                                        Name: Eric R. Hollingsworth
                                        Title: Vice President


                                        JPMORGAN CHASE BANK, NA,
                                        successor by merger with Bank One, NA,
                                        as Co-Syndication Agent and as a Lender


                                        By: /s/ Dianne L. Russell
                                            ------------------------------------
                                        Name: Dianne L. Russell
                                        Title: Vice President


                                        THE BANK OF NOVA SCOTIA,
                                        as Co-Documentation Agent and as
                                        a Lender


                                        By: /s/ William E. Zarrett
                                            ------------------------------------
                                        Name: William E. Zarrett
                                        Title: Managing Director


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                                        COMERICA BANK,
                                        as Co-Syndication Agent and as a Lender


                                        By: /s/ Mona M. Foch
                                            ------------------------------------
                                        Name: Mona M. Foch
                                        Title: Senior Vice President-Texas
                                               Division


                                        CITIBANK TEXAS, N.A.,
                                        formerly known as First American Bank,
                                        S.S.B., as Managing Agent and as
                                        a Lender


                                        By: /s/ Dale T. Wilson
                                            ------------------------------------
                                        Name: Dale T. Wilson
                                        Title: Senior Vice President


                                        WACHOVIA BANK, NATIONAL ASSOCIATION,
                                        as Co-Documentation Agent and as
                                        a Lender


                                        By: /s/ Michael S. Hodges
                                            ------------------------------------
                                        Name: Michael S. Hodges
                                        Title: Vice President


                                        SCOTIABANC INC.


                                        By: /s/ William E. Zarrett
                                            ------------------------------------
                                        Name: William E. Zarrett
                                        Title: Managing Director


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                                        BANK OF SCOTLAND


                                        By: /s/ Karen Weich
                                            ------------------------------------
                                        Name: Karen Weich
                                        Title: Assistant Vice President


                                        DnB NOR BANK ASA


                                        By: /s/ Peter M. Dodge
                                            ------------------------------------
                                        Name: Peter M. Dodge
                                        Title: Senior Vice President


                                        By: /s/ Stig Kristiansen
                                            ------------------------------------
                                        Name: Stig Kristiansen
                                        Title: Vice President


                                        HIBERNIA NATIONAL BANK


                                        By: /s/ Stephen H Birnbaum
                                            ------------------------------------
                                        Name: Stephen H. Birnbaum
                                        Title: Vice President


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                                        NATEXIS BANQUES POPULAIRES


                                        By: /s/ Timothy L. Polvado
                                            ------------------------------------
                                        Name: Timothy L. Polvado
                                        Title: Vice President and Group Manager


                                        By: /s/ Daniel Payer
                                            ------------------------------------
                                        Name: Daniel Payer
                                        Title: Vice President


                                        REGIONS BANK,
                                        successor by merger with
                                        Union Planters Bank NA


                                        By: /s/ B. Forrest Taylor
                                            ------------------------------------
                                        Name: B. Forrest Taylor
                                        Title: Sr. Vice President


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ACKNOWLEDGED AND AGREED:

AGRI-EMPRESA, INC.
AGRI-EMPRESA TRANSPORTATION, INC.
BOYD'S BIT SERVICE, INC.
BOYD'S HOLDINGS, L.L.C.
COIL TUBING SERVICES, L.L.C.
DIAMOND WIRELINE SERVICES, INC.
DRILL MOTOR SERVICES, INC.
DUTCH, INC.
DYNA DRILL TECHNOLOGIES, INC.
GRINDING AND SIZING COMPANY, INC.
INTEGRITY INDUSTRIES, INC.
PATHFINDER ENERGY HOLDINGS, INC.
PATHFINDER ENERGY, INC.
PATHFINDER MEXICO HOLDINGS, L.L.C.
PATHFINDER ENERGY SERVICES HOLDINGS, INC.
PATHFINDER ENERGY SERVICES, INC.
PERF-O-LOG, INC.
STG TRANSPORTATION, INC.
SUPERIOR LONESTAR GP, L.L.C.
SUPERIOR LONESTAR LP, L.L.C.
THOMAS ENERGY SERVICES, INC.
W-H ACQUISITIONS, LLC
W-H DRILLING SOLUTIONS, INC.
W-H ENERGY HOLDINGS, INC.
W-H ENERGY HOLDINGS II, INC.
WHES MANAGEMENT, INC.
E. M. HOBBS, L.P.
   By: W-H Acquisitions, LLC
LSDI, L.P.
   By: Superior Lonestar GP, L.L.C.
PATHFINDER ENERGY SERVICES, LP
   By: Pathfinder Energy, Inc.
PATHFINDER INTERNATIONAL, L.P.
   By: WHES Management, Inc.
SUPERIOR PACKAGING & DISTRIBUTION, L.P.
   By: Superior Lonestar GP, L.L.C.
U.S. CLAY, L.P.
   By: Agri-Empresa, Inc.
W-H ENERGY FINANCING, L.P.
   By: WHES Management, Inc.


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W-H ENERGY SERVICES, L.P.
   By: WHES Management, Inc.


By: /s/ Ernesto Bautista III
    ---------------------------------
    Ernesto Bautista III
    Vice President and Assistant
    Secretary for all


WHES PARTNERS, INC.


By: /s/ Kenneth T. White, Jr.
    ---------------------------------
    Kenneth T. White, Jr.
    President


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